Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1976

                         U.S. Defense Portfolio 2019-2


                          Supplement to the Prospectus

As a result of an all-stock merger between Harris Corporation and L3 Technologies that will take effect on July 1, 2019, Harris Corporation has been renamed L3Harris Technologies Inc. As a result, effective immediately, all references in the Prospectus to Harris Corporation are replaced by L3Harris Technologies Inc.

Supplement Dated:  July 1, 2019